UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 11, 2011
Date of Earliest Event Reported: June 22, 2007

CLX MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-09392	84-0749623
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 1014 East 53rd Street, Austin, TX  78751
(Address of principal executive offices)(Zip Code)

(512) 554-4200
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant is filing this Amended Form 8-K, to update, clarify and replace the information filed in its previous Form 8-K/A filed with the Commission on August 31, 2007 (the “Prior Report”).  The Prior report reported the engagement by the Registrant of Gruber & Company, LLC ("Gruber"); however, the Company recently became aware that Mr. Corso, the auditor who represented himself to be a partner at Gruber, was in fact not associated with Gruber and Gruber has reported that they have had no association with Mr. Corso.  We also learned that Mr. Corso, the accountant who had purportedly conducted an audit of the Registrant as of the fiscal year ended September 30, 2007, in the name of Gruber, did not hold a current accounting license at the time of the purported audit.  As a result, the Registrant is amending its Prior Report to clarify that Gruber was effectively never engaged by the Registrant and to advise that the Registrant’s financial statements for the year ended September 30, 2007, should not be relied on and are being re-audited due to the fact that they were not previously audited by a Public Company Accounting Oversight Board (“PCAOB”) approved auditing firm.

As Mr. Corso is unavailable and along with Gruber were effectively never the Registrant's independent auditor, the Registrant has not requested Mr. Corso or Gruber to respond to any inquiries of any new auditors hired by the Registrant relating to their engagement as the Registrant's independent accountant. Furthermore, as Mr. Corso is unavailable and along with Gruber, were effectively never the Registrant's auditor, the Registrant has not requested that Mr. Corso or Gruber review the disclosure in this report and they were not provided with an opportunity to provide a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which they do not agree with the statements made by the Registrant herein.

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective June 22, 2007, the client auditor relationship between CLX Medical, Inc. (the “Company”, “we”, and “us”) was terminated as HJ Associates & Consultants, LLP (“HJ”) was dismissed as the Company’s independent registered accounting firm.  All references in the Prior Report as to the appointment of Gruber & Company, LLC ("Gruber") as the Company’s independent accounting firm are hereby withdrawn and superseded by the information below in its entirety.

Effective December 15, 2010, the Company engaged LBB & Associates Ltd., LLP (“LBB”) as its principal independent public accountant for the fiscal years ended September 30, 2010, 2009, and 2008.  LBB was later engaged on February 5, 2011, as the Company’s principal independent registered accounting firm for the fiscal year ended September 30, 2007, as well. The decision to change accountants was subsequently recommended, approved and ratified by the Company's Board of Directors.

HJ’s report on the financial statements of the Company for the fiscal years ended September 30, 2006 and 2005, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles other than the inclusion of an explanatory paragraph discussing the Company’s ability to continue as a going concern.

During the fiscal years ended September 30, 2006 and 2005, and any subsequent interim periods through the date the relationship with HJ ceased, there were no disagreements between HJ and the Company, on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of HJ, would have caused HJ, to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended September 30, 2006 and 2005, and any subsequent interim periods through the date the relationship with HJ ceased.

The Company has authorized HJ to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that HJ review the disclosure and HJ has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this report.

The Company has not previously consulted with LBB regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the Company's fiscal years ended September 30, 2006 and 2005, and any later interim period, including the interim period up to and including the date the relationship with HJ ceased. LBB has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). LBB did not furnish a letter to the Commission.

ITEM 4.02.	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

The Company’s September 30, 2007, annual financial statements were purportedly audited by Mr. Corso, who represented himself to be a partner at Gruber & Company, LLC ("Gruber"); however, the Company has since determined that Mr. Corso was in fact not associated with Gruber and Gruber has reported that they have and had no association with Mr. Corso.  The Company has also learned that Mr. Corso did not hold a current accounting license at the time of the purported audit.

As a result of the above, the Company’s Board of Directors determined on or around January 26, 2011, that the Company’s September 30, 2007 audited financial statements as included in its Annual Report on Form 10-K for the year ending September 30, 2007, should not be relied upon, as such financial statements were effectively not audited by a Public Company Accounting Oversight Board (“PCAOB”) approved auditing firm, and in fact were likely not even audited by an accountant with a current accounting license.  The Company’s Board of Directors has discussed the matters above with the Company’s current independent accountant, LBB and LBB has been engaged to audit among other periods, the Company’s financial statements for the year ended September 30, 2007.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description of Exhibit

16.1*	Letter from HJ Associates & Consultants, LLP

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLX MEDICAL, INC.

Date: February 11, 2011	By: /s/ Jose Chavez
Jose Chavez
Chief Executive Officer